Divestitures	12 Months Ended
Mar. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Divestitures
25.	Divestitures

(1)	Gracenote

On January 31, 2014, Sony sold all the shares of Gracenote, Inc., a wholly-owned subsidiary within All Other, to the Tribune Company for 170 million U.S. dollars subject to certain adjustments. The sale resulted in net cash proceeds of 156 million U.S. dollars and a gain of 54 million U.S. dollars, recorded within other operating expense, net in the consolidated statements of income.

(2)	PC business

On February 6, 2014, Sony announced an updated strategic plan to concentrate the mobile business on smartphones and tablets and ultimately exit the PC business, which was included in All Other, following continued challenges in the PC market. As a result, for the fiscal year ended March 31, 2014, Sony recorded an impairment loss of 12,817 million yen for long-lived assets, based on the present value of estimated net cash flows. Additionally, Sony recorded charges of 8,019 million yen in cost of sales in the consolidated statements of income for expenses to compensate suppliers for unused components reflecting the termination of future manufacturing and charges of 7,278 million yen primarily for employee termination benefits which are included in selling, general and administrative expenses in the consolidated statements of income. These incremental costs directly resulted from Sony’s decision to exit the PC business and were recorded as restructuring charges. Also for the fiscal year ended March 31, 2014, Sony recorded charges of 17,391 million yen, primarily for the write-down of excess components in inventory which are included in cost of sales in the consolidated statements of income, and in All Other, Sony recorded restructuring charges of 12,819 million yen primarily in selling, general and administrative expenses in the consolidated statements of income relating to a reduction in the scale of sales companies resulting from Sony’s decision to exit the PC business.

In addition, on February 6, 2014, Sony and Japan Industrial Partners, Inc. (“JIP”) entered into a memorandum of understanding to sell Sony’s PC business to a new company to be established by JIP. As of March 31, 2014, the corresponding assets and liabilities were not classified as held for sale because significant terms and conditions were still under negotiation.

On July 1, 2014, Sony completed the sale of its PC business and certain related assets to VAIO Corporation, which was established by JIP, in accordance with the definitive agreements reached on May 2, 2014. Although Sony continued to incur certain costs related to exiting the PC business, no further significant gain or loss was recorded as a direct result of the sale.

(3)	Sale of the logistics business

On April 1, 2015, in connection with the formation of a logistics joint venture, Sony sold a part of its logistics business in Japan, Thailand, and Malaysia within Corporate to MITSUI-SOKO HOLDINGS Co., Ltd. for a sales price of 19,211 million yen. As a result of the sale, Sony recognized a gain of 12,284 million yen in other operating expense, net in the consolidated statement of income.